RECIPROCAL ENHANCED SERVICES INTERNATIONAL AGREEMENT

                                     BETWEEN

                            NOVOLINK MANAGEMENT, LLC.

                                       AND

                             NYN INTERNATIONAL LLC.


This ENHANCED SERVICES INTERNATIONAL AGREEMENT ("Agreement"), dated this 23 day of November, 2005 (the "Effective Date"), is entered into by and between, NYN International LLC a Texas Corporation, having its business offices at 2303 South Blvd. Houston, TX 77098 ("Company"), and NovoLink Management, LLC, a Nevada Corporation with offices located at 699 South Friendswood Drive, Ste 103, Friendswood, Texas 77546 United States of America ("NOVOLINK"), hereinafter individually referred to as "Party" and collectively referred to as "Parties".

     RECITALS
     --------

WHEREAS, the Parties are providers of enhanced international telecommunication services; and

WHEREAS, Company desires to purchase certain enhanced services provided by NovoLink and NovoLink desires to purchase certain enhanced services provided by Company all as more fully described below on the terms and conditions contained herein;

NOW THEREFORE, the Parties, in consideration of the mutual covenants and agreements hereinafter set forth, agree as follows:

1.     DESCRIPTION  OF  SERVICE
       ------------------------

1.1     SERVICE  DESCRIPTION:  During  the  Term  of  this  Agreement as defined
        ---------------------
herein in section 1.2, each Party shall provide access, via VOIP, to enhanced services for the other Party as set forth by using the rates in Exhibit "A", attached hereto and incorporated herein by this reference ("Services"). Each Party will provide credit terms after each Party's credit has been evaluated and such terms shall be described in Exhibit "B" attached hereto and incorporated herein by this reference ("Payment and Billing Terms"). Exhibit A shall set out the termination rates for each minute sent from one
 ---------
party  to  be  terminated  by  the  other  party.  Each  party  may, at its sole
 ---
discretion  and  at  any  time,  change  the  applicable rates due to it, upon 7
 ---
(seven)  days  prior  written  notice  for  any increase, while decrease will be
 ---
immediately  in  effect. Exhibit A shall thereby be deemed amended in accordance
 ---
with  such  notice.

     1.2     TERM  OF  SERVICE:    This  Agreement  shall  be  effective and the
             ------------------
Parties' obligations shall commence upon the Effective Date of this Agreement, and this Agreement shall continue for a period of one (1) year from the Effective Date ("Term"). By mutual consent, this Agreement may be renewed on a month-to-month basis after the expiration of the initial Term or any subsequent term, as may be mutually agreeable ("Renewal Term"). If either Party desires to cancel this Agreement upon the expiration of the initial Term or any Renewal Term, it shall give the other Party notice of its intent to cancel at least thirty (30) days prior to the expiration of the current Term or Renewal Term. This Agreement shall continue and remain in full force and effect until cancelled by either party upon notice as provided herein.

     1.3     ADDITIONAL  SERVICE:  The  Parties  may  agree  to  additional
             --------------------
telecommunication services during the Term of this Agreement ("Additional Service"). Any Additional Service shall be set forth as an addendum to this Agreement and shall otherwise be governed by the terms and conditions of this Agreement.

     1.4     BILLING INCREMENTS:   Billing for all calls will be calculated on a
             -------------------
per call basis. Unless otherwise stated in a rate addendum or in EXHIBIT "B", all international calls, with the exception of Mexico, will be billed in one (1) second increments and subject to 1 (1) second minimum charge. Calls to Mexico will be billed in one (1) minute increments. All domestic USA calls will be billed in six (6) second increments and subject to six (6) second minimum charge.

2.     PAYMENT  AND  BILLING  TERMS  :
       -------------------------------

       2.1: TO BE DETERMINED AFTER PARTY'S CREDIT HAS BEEN EVALUATED AND WILL BE DESCRIBED IN EXHIBIT "B".

       2.2     TAXES:       Parties  acknowledge  that  the  rates  indicated in
               -----
Exhibit  A  include  all  taxes  or fees and Parties, upon the execution of this
    ------
Agreement, expect no additional payment from the other party for the provided services. Each party shall be responsible for the collection of all applicable end-user taxes and fees and the remittance of such taxes and fees to the relevant governmental authority. Parties shall indemnify and defend each other from and against any and all actions, suits, proceedings, administrative charges, liens, liabilities, claims, assessments, fees, interest, and penalties arising out of or in connection with the other Party's failure to collect and or remit, in a timely manner, any and all taxes or fees each Party is obligated to so collect and remit.

3.     DISPUTED CHARGES:   Should either Party dispute any of the charges on the
       -----------------
invoice, it shall indicate the nature of each disputed charges along with its payment, and submit a detailed "dispute report" within thirty (30) days from the date of invoice. Said "dispute report" shall set forth in writing all details concerning the disputed charges. After resolution of the disputed portion of the invoice, the adjustments, if any, shall be immediately credited to the other party's account. If any credit dispute is not accepted or denied within thirty days (30) then the requesting party may accept the credit as affirmed by the others party failure to respond.

4.     PROVISION  OF  INFORMATION  AND  CONFIDENTIALITY
       ------------------------------------------------

     4.1     CONFIDENTIAL  INFORMATION:  The  parties  understand and agree that
             -------------------------
the Terms and Conditions of this Agreement, all documents referenced (including invoices to each Party for Service provided hereunder) herein, communications between the parties regarding this Agreement or the Service to be provided hereunder (including price quotes to each Party for any Service propose to be provided or actually provided hereunder) and all information regarding the Customers of either Party, as well as such information relevant to any other agreement between the parties (collectively "Confidential Information"), are confidential.

4.2      LIMITED  DISCLOSURE:  A  party  shall  not  disclose  Confidential
         -------------------
Information unless subject to discovery or disclosure pursuant to legal process,
         -
or to any other party other than the directors, officers, and employees of a party or agents of a party including their respective brokers, lenders, insurance carriers or prospective purchasers who have specifically agreed in writing to nondisclosure of the terms and conditions hereof. Any disclosure hereof required by legal process shall only be made after providing the non-disclosing party with notice thereof in order to permit the non-disclosing party to seek an appropriate protective order or exemption. Violation by a party or its agents of foregoing provisions shall entitle the non-disclosing party, at its option, to obtain injunctive relief without a showing of irreparable harm or injury and without bond.

4.3      SURVIVAL AND CONFIDENTIALITY:     The provisions of this Section 4 will
         ----------------------------
be effective as of the date of this Agreement and remain in full force and effect for a period equal to the longer of: (i) one (1) year following the effective date of this Agreement; or (ii) one (1) year following the termination of all Service hereunder.
4.4
      NON-CIRCUMVENTION:   The  parties  to  this  Agreement acknowledge that no
      -----------------
effort shall be made to circumvent its terms in an attempt to gain commissions, fees, remuneration's, or considerations to the benefit of any of the parties of this Agreement, while excluding equal or agreed to benefits to any of the other parties. Sales information consisting of prospects, leads or direct contact provided by either party shall be held in confidence, with the benefit of any revenue earned. Both parties agree not to circumvent the other while utilizing sales information provided by the origination party. This shall be binding upon the parties as well as the customers of the parties utilizing the services contemplated herein. The parties each agree not to circumvent, attempt to circumvent, or permit any other party or persons on their respective behalf to circumvent each other in any way, manner or form regarding any transactions during the term of this Agreement. Accordingly, the parties each agree to conduct through the other party all of its transactions with any designated party of the other during the term of this Agreement and not to contact, call on, solicit, or take away either directly or indirectly any designated or referred party of the other during the effective period of this Agreement.

5.     TERMINATION:     This  Agreement  can  be  terminated:
       ------------

     5.1 If payment has not been received by the due date described above, or any extension thereof permitted in writing by the billing Party, for all charges (including transmission charges, service charges and monthly fixed charges) billed to the other Party, and or if significant changes(s) occur in the other Party's ownership or control; and/or if the other Party fails to abide by all of the terms of this Agreement hereof, including, without limitation, the other Party's failure or refusal to provide additional security upon the other Party's request, and/or for any breach of this Agreement, either Party may at its sole discretion and after two (2) days prior written notice to the other Party, terminate transmission Services in part or in whole. The damaged Party reserves the right to collect reasonable attorney's fees and any and all costs incurred by it in the enforcement of this Agreement whether or not suit is instituted. Nothing herein shall be construed to constitute a waiver of either Party's right to declare the other to be in default under this Agreement on account of such breach, or to terminate this Agreement after the two (2) days written notice has elapsed and the parties expressly waives and relinquishes any right to receive any notice longer than such two (2) days which may exist under any federal, state or local law or regulation; and /or

     5.2 If either Party is prohibited from furnishing the Service or if any material rate or term contained herein is substantially changed by order of the highest court of competent jurisdiction to which the matter is appealed, the FCC, or any other federal, state or local government authority, either party may immediately upon written notice to the other party terminate this Agreement without liability or further obligation, except for unpaid charges as of the effective date of such termination;

     5.3 If a Party violates the clauses of Paragraph 2, the other Party shall be free from payment of any amount owed and the contract shall be immediately terminated.

     5.4 Without affecting each Party's right to compensation for services rendered, the Parties, without waiving any rights set forth in this Agreement or its Tariff, retains the right to terminate this Agreement after the appropriate notice has been given to other Party, under any of the following circumstances:

     (i) If a Party becomes or is declared insolvent or bankrupt, is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension, or readjustment of all or substantially all of its obligations;

     5.5 A Party may, immediately upon written notice to the other Party and after complying with the applicable requirements of this subsection, without incurring any liability except for willful misconduct, terminate this Agreement, or restrict, suspend, or discontinue providing its Services, if the Party has reason to believe that the other Party and/or any of its officers, directors, employees, contractors, agents, and/or servants has engaged or is engaging in any unethical, illegal, and/or fraudulent use of the Services with the intent to avoid payment of charges, including, but not limited to, the following:

(i) Violation of or failure to comply with any tariff regulation governing the furnishing of Services; and/or

(ii) Violation of or failure to comply with any federal, state, or local law or regulation governing the use of the Services or the resale or sharing of such Services to others; and/or

(iii) Actions that are consistent with patterns of known fraudulent activity, such as to indicate an intention to defraud the other Party once Services are provided.

     5.6 Termination of this Agreement by one Party shall not affect that Party's right to compensation for services rendered/provided.

6.     NO  WARRANTIES:     THERE  ARE  NO  WARRANTIES,  EXPRESSED  OR  IMPLIED,
       --------------
INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

7.     LIMITATION  OF  LIABILITY AND INDEMNIFICATION:     Each Party agrees that
       ---------------------------------------------
the other shall in no event be liable for any loss, expense or damage for (i) loss of revenue, profits, savings, business or goodwill, and (ii) exemplary, proximate, consequential, or incidental damages and expenses of any type or nature on account of any breach or default hereunder by the other, or on account of the use, nonuse, or interruption in the provision of the Services, except as it applies to SECTION 2 above.

     7.1     INDEMNIFICATION:    Each  Party  agrees  to  indemnify, defend, and
             ---------------
hold each other and their Affiliates free and harmless from and against any and all loss, cost, liability, or expense (including court costs and actual fees of attorneys and other professionals) arising out of or in connection with the Service, including, but not limited to any such loss, cost, liability, or expense arising out of or resulting from any claim brought by a customer or other third party utilizing the other Party's services for any special, incidental, indirect or consequential damages of any kind whatsoever, whether such damages arise from the use, inability to use, failure of, defects in, the conditions of, delay in delivery of, non-delivery of, or quality of the Service, or any component thereof.

8.     ENTIRE  AGREEMENT:       This  Agreement  (including  its  exhibits)
       -----------------
supersedes and merges all prior agreements, promises, understanding, statements,
       --
representations, warranties, indemnities and covenants and all inducements to the making of this Agreement relied upon by either Party herein, whether written or oral, and embodies the Parties' complete and entire agreement with respect to the subject matter hereof. No statement or agreement, oral or written, made before the execution of this Agreement shall vary or modify the written terms hereof in any way whatsoever.

9.     SEVERABILITY:   In  the event that any portion of this Agreement is found
       ------------
to be invalid, illegal or not binding for any reason whatsoever, the remaining portions of this Agreement shall remain in effect and binding upon the parties.

10.     GOVERNING  LAW:   This  Agreement  shall be governed by and construed in
        --------------
accordance with the laws of the State of Texas with venue in the city of Houston, Texas.

11.     DISPUTE  RESOLUTION:    The  Parties  will  in  good  faith negotiate to
        -------------------
resolve any dispute arising out of or relating to this Agreement promptly between representatives who have authority to settle the controversy. Any dispute arising out of or relating to this Agreement that have not been resolved will be finally settled by arbitration conducted in accordance with the Texas Arbitration Act, Section 17.001 et seq. of the Texas Civil Practice and Remedies Code. The location of the arbitration shall be in Houston, Harris County, Texas by the American Arbitration Association unless agreement by mutual consents of the Parties to the contrary. Judgment upon the award rendered by the arbitrator(s) may be entered by any court with Jurisdiction. The Parties agree that under no circumstances will either Party file or cause to be filed lawsuits in any court.

12.     REGULATIONS:   This  Agreement  is made expressly subject to all present
        -----------
and future valid orders and regulations of any regulatory body having jurisdiction over the subject matter hereof and to the laws of the United States of America, any of its states, or any foreign governmental agency having jurisdiction. In the event this Agreement, or any of its provisions, shall be found contrary to or in conflict with any such order, rule, regulation, or law, this Agreement shall be deemed modified to the extent necessary to comply with any such order, rule, regulation, or law and shall be modified in such a way as is consistent with form, intent, and purpose of the Agreement.

13.     REPRESENTATION: The Parties acknowledge and agree that the relationship
        --------------
between them is solely that of independent contractors and nothing contained herein should be deemed, interpreted, or construed as creating a joint venture, partnership or agency relationship between the Parties. Neither Party, nor its respective employees, agents or representatives, has any right, power or authority to act or create any obligation, express or implied, on behalf of the other Party.

14.     FORCE  MAJEURE:     The  Parties'  obligations  under this Agreement are
        --------------
subject to, and neither Party shall be liable for delays, failures to perform, damages, losses or destruction, or malfunction of any equipment or any consequence thereof caused or occasioned by, or due to, fire, flood, water, the elements, labor disputes or shortages, utility curtailments, power failures, explosions, civil disturbances, governmental actions, shortages of equipment for supplies, unavailability of transportation, act or omission of third Parties. Each Party, however shall use reasonable efforts under the circumstances to avoid or remove such causes for non-performance and shall proceed to perform with reasonable dispatch whenever such causes are removed or cease.

15.     NO  WAIVER:     The  failure  of  either Party to enforce or insist upon
        ----------
compliance with any of the provision of the Agreement or the waiver thereof, in any instance, shall not be construed as a general waiver or relinquishment of any other provisions of the Agreement.

16.     NOTICES:   Except  as  to  invoices  as  provided in Exhibit "b" section
        -------
"Terms of Payment", all notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service: If served personally on the party to whom notice is to be given, or within two (2) days after mailing if mailed to the party to whom notice is to be given, by certified mail return receipt or overnight courier and properly addressed to the party at the address set forth immediately below, or any other address that a party may designate by written notice to the others.

     If to NOVOLINK:                              If to COMPANY:

Contract related:
     NovoLink Management, LLC.     Contract related:
Contracts      .
contracts@novolink.net
----------------------
699 South Friendswood Drive     rkallus@kallus.com
                                ------------------
Ste 103     2303 South Blvd.
Friendswood, Texas 77546
281-652-4800 Main #     Houston, TX 77098
281-652-4802 Fax #     713 630 0025


Billing to NOVOLINK:
 Novolink Management, LLC
 Billing
 billing@novolink.net
 --------------------
     699 South Friendswood Drive
Ste 103     Billing to COMPANY:
Friendswood, Texas 77546
281-652-4802 Fax #
     Same
     ----

Rates to NOVOLINK:
 Novolink Management, LLC.
 Beth Newhouse
 Jenny Dalton
 rates@novolink.net     Rates to COMPANY:
 ------------------
 281-652-4800 Ph.  714-970-1170 Ph
 281-652-4802 Fax    714-970-3830 Fax
     Same
     ----


17.     COUNTERPARTS:     This  Agreement  may  be  executed  in  one  or  more
        ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

18.     SUCCESSORS  AND  ASSIGNS:    This  Agreement  shall  be binding upon and
        ------------------------
inure to the benefit of the parties hereto and their respective successors or assigns, provided, however, that either Party shall not assign or transfer its rights or obligations under this AGREEMENT without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed, and further provided that any assignment or transfer without such consent shall be void.

19.     FURTHER  ACTS:    Each  party  to  this  Agreement agrees to perform any
        -------------
further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement.

20.     AUTHORITY:     Each  person  executing  this  Agreement  represents  and
        ---------
warrants that they have full power to enter into this Agreement on behalf of the Party hereto and that each Party has the full power to carry out its respective obligations pursuant to this Agreement. Further, each person executing this Agreement on behalf of a Party also represents and warrants that they have obtained all corporate, third party approvals necessary to enter into this Agreement and carry out the transaction contemplated thereby.

21.     ATTORNEYS  FEES:     The  prevailing  Party  in  any  action,  suit,
        ---------------
proceeding,  arbitration, or mediation shall be entitled to recover, in addition
        --
to any other available remedies, their actual fees and costs incurred in connection with the action, suit, proceeding, arbitration or mediation.

22.     MODIFICATION  OF  CHARGES:  Each  Party reserves the unilateral right to
        --------------------------
change, add or delete Service offerings and/or modify charges for Service offerings including those rates listed in all attached Exhibits, upon five (5) days notice to the other Party. However, in the event either Party is in default, or breach of this Agreement, the other Party may unilaterally and immediately upon written notice to the other Party modify or amend the rates and or service on an immediate, zero (0) day written notice to the other Party.


IN WITNESS WHEREOF, the Parties acknowledge that each of the provisions of this Agreement has been expressly agreed to and each has caused this Agreement to be signed and delivered by its duly authorized officer representatives as of the "Effective Date" written above.



NOVOLINK MANAGEMENT, LLC.               NYN INTERNATIONAL LLC


By________________________               By___________________________

Name: Byron Allen                                    Name:  Ron Kallus
Title:  CEO                               Title: General Manager

Date________________________               Date ______________________

                                    EXHIBIT A

                 RECIPROCAL TELECOMMUNICATION SERVICES AGREEMENT



                    NOVOLINK - INITIAL DESTINATIONS AND RATES





















                    COMPANY - INITIAL DESTINATIONS AND RATES

                    EXHIBIT "B"- PAYMENT AND BILLING TERMS :
                    ----------------------------------------


PAYMENT  AND  BILLING  TERMS  :
-------------------------------

          CREDIT  RELATIONSHIP:  Each  Party  shall at all times comply with the
          ---------------------
other Party's initial and continuing credit approval procedures and policies. Each Party reserves the right to withhold initiation or full implementation of service under this Agreement pending initial satisfactory credit review and approval thereof which may be conditioned upon terms specified, including, but not limited to, security for payments due hereunder in the form of a prepayment, Letter of Guarantee (LOG), an Irrevocable Standby Letter of Credit (LOC) issued by a US bank with language acceptable to the other Party, Prepayment, or other financial statements or other indications of financial circumstances. As may be determined by its sole discretion at any time when credit exposure between parties is 20% above the existing deposit, the exposed Party may require a new or increased deposit, guarantee or LOC, to secure the other party's payments for the term of the Agreement. Failure to provide requested security shall constitute a material breach of this Agreement.

     TERMS  OF  PAYMENT:  EACH  PARTY  HEREBY  ACKNOWLEDGES THAT CHARGES FOR THE
     ------------------
PROVISION OF TELECOMMUNICATION SERVICES WILL BE BILLED ON A WEEKLY BASIS AND THAT PAYMENT FOR SUCH SERVICES IS DUE AND PAYABLE IN US DOLLARS FIVE (5) DAYS from the date that the invoice is received by the receiving party. Net Settlement of the invoice shall occur, such that the balance due from one Party shall be offset by the balance due from the other Party (the "Net Settlement Amount"). The debtor Party shall pay the Net Settlement Amount to the creditor Party within the applicable Terms of Payment period. Late payments will be assessed a late charge of 1.5% per month or the maximum amount permitted by law, whichever is less. Payments will be made by wire transfer or such other method as may be specified from time to time. All Payments shall be made by wire transfer and the paying party shall be responsible and bear all the bank cost and charges related to wire transfers.

     Novolink's  wiring  instructions:               Company's  wiring
instructions:

Wells  Fargo  Bank
 420 Montgomery Street
 San Francisco, CA 94104
 ABA 121 000 248
 NovoLink Communications, Inc.
     Acct#  0000038011



                 FAILURE  TO  MAKE  PAYMENT: Should funds not be received by the
                 ---------------------------
other  Party  within  ten  (10) business days of invoice being posted, the other
Party shall be in material breach of its obligations under this section. In addition to and cumulative with any other rights or remedies available to the other Party, each Party may, in its sole discretion, apply any prepayment, guarantee or irrevocable letter of credit to the unpaid invoice, and either (i) terminate Service to the other Party recovering the balance owed, or (ii) it may terminate this Agreement and recover its damages. In the event of any monetary default by either Party, the other Party shall accrue interest in the amount of one and one-half percent (1.5%) per month, or the maximum amount permitted by law, whichever is less, on any outstanding sum from the date on which such amount becomes due until the date on which it is paid unless the invoice, or part thereof, has been correctly disputed. Such interest shall accrue day by day and shall not be compounded.